UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 4, 2006

Veritas DGC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7427	76-0343152
(Commission File Number)	(I.R.S. Employer Identification No.)

10300 Town Park Drive Houston, Texas	77072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 351-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On October 4, 2006, the registrant issued a press release reporting earnings and other financial results for its fourth fiscal quarter and its fiscal year ended July 31, 2006. A copy of the press release is attached as Exhibit 99.1.

At its quarterly earnings release conference call to be held on October 5, 2006 by telephone and via the internet, the registrant intends to display on the internet the slides attached hereto as Exhibit 99.2.

Item 8.01               Other Events

Exhibits 99.1 and 99.2 may also be considered to be soliciting material and are included herein pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Item 9.01               Financial Statements and Exhibits

(c)           Exhibit

Exhibit No.	Description

99.1	Press release issued October 4, 2006

99.2	Slides to be used in October 5, 2006 conference call and internet webcast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS DGC INC.

Date:	October 4, 2006	By:	/s/ LARRY L. WORDEN
		Name:	Larry L. Worden
		Title:	Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 4, 2006

99.2	Slides to be used in October 5, 2006 conference call and internet webcast